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                                                                   Exhibit 23.6

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-1 of our report dated August 10, 2001 relating to the statement of financial position of Gibraltar Life Insurance Company, Ltd., which appears in Prudential Financial, Inc.'s Registration Statement on Form S-1 (Nos. 333-70888, 333-70888-01).

/s/ PricewaterhouseCoopers

Tokyo, Japan
December 13, 2001